Tengtu International Corporation

New Business Strategy Presentation

January 24, 2006

Safe Harbor

Portions of this document include "forward-looking statements", which may be understood as any statement other than a statement of historical fact. Forward-looking statements contained in this document are made pursuant to the safe harbor provisions of the private securities litigation reform act of 1995. These statements are based on management's current expectations and are subject to uncertainty and changes in circumstances. Actual results may vary materially from management's expectations and projections expressed in this document. Certain factors that can affect the company's ability to achieve projected results are described in the company's annual report on form 10-K and other reports filed with the Securities and Exchange Commission.

Presentation Agenda

- Our Management Team
- Mission Statement and Our Goals
- Market Opportunity
- Marketing Environment Analysis
- Business Plan
  - Corporate Structure
  - Product Line
  - Business Guideline
  - Road Map
- Conclusion

Our Management Team

Our Management Team has built and scaled one of the most successful internet companies in China. We have a deep team with skilled professionals in technology, finance, and legal disciplines.

- **Mr. Lin Shui Xing: CEO**

  Mr. Lin was the former president of Joyo.com. He build and scaled company which was sold to Amazon.com. Mr. Lin has 15 years experience in managing and leading high-tech companies successfully in China. He has held management positions in companies such as the Lenovo Group, Digital China Group, Legend Holding Company, Beijing Younaite Telecom and the China Kejian Group. Mr. Lin has been recognized in China as one of the "Top Ten Entrepreneurs in Establishing Chinese Brands." He also brings a depth of expertise in the field of human resources and recruitment. Mr. Lin received his EMBA from Peking University.

- **Mr. Zhang Su: COO**

  Mr. Zhang has 13 years of IT and management experience. He was responsible for strategic planning in Joyo.com and worked with other companies such as Legend Capital, Alliance PKU Management Consulting Group. He was also a founder of Beidabiz.com and Beijing Weizhixian Science and Technology Co., Ltd. Mr. Zhang received an MBA from the Guanghua School of Management of Peking University.

- **Ms. Judy Ye: CFO**

  Ms.Ye joined Tengtu International Corp. in March 2003 as controller and financial advisor up until the present. Ms. Ye is a Certified Public Accountant and has a Certified General Accounting Designation from the Certified General Accounting Association of Ontario (Canada). Prior to joining the company in 2003, Ms. Ye was a corporate accountant for Bluenotes Limited and a financial analyst and corporate accountant for International Finance Corp. Ms. Ye is an MBA candidate of Laurentian University, Canada.

- **Mr. John Watt: President**

  Mr. Watt is our President. Mr. Watt has served as a Director from June, 1996 until January, 2004. He was appointed Executive Vice President on September 17, 2000, prior to being appointed President on July 1, 2001. Between 1980 and 1990, Mr. Watt served as a Director General for the Government of Canada, overseeing federal policies in cultural industries, broadcasting, and telecommunications. He was also an advisor to the NAFTA negotiations. Mr. Watt was responsible for regulated foreign investment policies and negotiating bilateral treaties with 26 countries including China. Mr. Watt graduated with a B.A. degree from Sir Wilfred Laurier University before earning his L.L.Th. in post-graduate studies at University of Toronto and a Marketing Management Diploma from George Brown College, Toronto.

Our Management Team

- **Mr. Feng Qingyang: Senior Vice President**
  Mr. Feng brings 15 years of experience in human resource management and recruitment in the executive business and IT markets in China. He served in management positions in the Lenovo Group from 1990 to February 2005. He received his EMBA from Peking University.
- **Mr. Zhang Hong Min: Senior Vice President**
  Mr. Zhang brings extensive experience in business management, human resources, and marketing. He has expertise in the IT and telecom sectors . Mr. Zhang received his MBA at Renmin University of China.
- **Mr. Zhu Chongkun: Corporate Attorney in China**
  Mr. Zhu has extensive legal experience in his practice representing both domestic and foreign companies in China. He has specialized in foreign investment, foreign trade and corporate governance.

Mission Statement

Our vision is to become the best on-line learning, training and placement integrated services provider in the Chinese market.

We will combine our experience and resources in the education market with a seasoned management team that has successfully built and scaled an internet company- Joyo.com, and sold that company to Amazon.

Our Goals

- To become an industry leader within 3 years.
- To become the leading professional service website for the industry in China by year 2008:
  - Expect to be one of the first 500 websites worldwide under the Alexa Search
  - Targeted individual registered users expect to be over 3 million, including over 1 million of paid subscribers.
  - Targeted enterprises registered users expect to be over 50,000, including over 20,000 paid subscribers.

Market Opportunity

We creatively defined a high potential market segment and market opportunity.

After we conducted in-depth marketing analysis about China's current learning, training, and job placement market, we found the primary reason and need for programs and services in this market is to improve the overall social competition ability.

- The reason for most Chinese enrolled in learning and training programs is to find a better job and higher pay.
- Finding a good job in a well-known company is the important way to realize both personal and social value.
- So called "social competition ability" means to exceed other competitors in career development and have the ability to get better job opportunities. Such opportunities will provide a better personal life style.
- Traditional service providers in the industry have not focused on the inter- relationship between learning, training, and job placement. As such they have not defined and organized programs and services to better meet the needs of clients to achieve their real goal of improving the overall social competition ability.
- Analysis shows that there is only a 10% satisfaction rate for placement and recruitment in a market that is growing at 10 % a year

We will be the first in China to provide such integrated on-line services to our clients. Our services will address the gap currently in China's learning, training and job placement market.

Market Environment Analysis- The size of Chinese Internet Market

User size changes by graph for Chinese internet market


120.0
100.0
80.0
60.0
40.0
20.0
0.0
16.9
26.5
45.8
68.0
87.0
103.0
2
9.8
31.1
53
Y2000
Y2001
Y2002
Y2003
Y2004
Y2005
Internet User
Broadband User

- ❑ Total internet users reached 103 million in January 2005, which included 53 million of broadband users.
- ❑ Revenue grew from $62 million in the year of 2000 to over $1 billion in the year of 2004 for the industry.
- ❑Continued rapid growing in the next 3 to 5 years which represents a second investment opportunity.

From 2004, major internet enterprises start to realize profit.

From middle of 2003,short message and on-line games helped internet companies start to realize profit.

Around 2002, internet bubble was burst and the industry fell into a slump.


Revenue Size
Glowing Trend For Chinese Internet Industry
Second opportunity window
First opportunity window
2000年
2001
2002
2003
2004
2005
2006

Market Environment Analysis-The size of Learning, Training, and Job Placement Market

- The size of learning, training and placement market that we focus on (including traditional training program)
  - There is huge potential for non - voluntary education market although there is no exact market size number.
  - Typical Chinese family's three major expenditures include: housing, medical, and education. The expenditure for education has the most priority in a Chinese family. Usually even the family under poverty line will pay for the education expenses first.
  - The size for training market was about $5 billion to $6 billion with a relatively dispersed pattern.
  - The size for placement market was about $500 million in 2004, including about $70 million of online placement market.
  - We believe the size of above market will be over $12 billion in the near future.
  - The size of our online target market will grow from $560 million to $4.28 billion in next 5 years with over 60% annual growth rate.

The market growing trend for learning, training and placement


14.00
12.00
10.00
8.00
6.00
4.00
2.00
0.00
2004
2005
2006
2007
2008
2009

Growing trend for online internet business


4.50
4.00
3.50
3.00
2.50
2.00
1.50
1.00
0.50
0.00
90.0%
80.0%
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
0.33
0.56
0.99
1.62
68.7%
77.2%
63.1%
63.3%
62.4%
2004
2005
2006
2007
2008
2009
On-line market Segment
Growth ratio(%)

Unit: $ Billions

Market Environment Analysis-Market Strategy (Customer Strategy)

- Our customer groups can be divided into: enterprise clients and individuals
  - We can further divide our individual customers into the following age groups:
    - Age 6 to 18: K-12 education group which is covered by the original NEP project.
    - Age 18 to 35: Continued education and vocational education groups which is covered by the original Tianzhe team
    - Above age 35 group: Middle to senior management group that is also attracted by job hunter.

- The main characteristics in selecting customer groups:
    - Payment ability
    - Those concentrated in economic developed areas , especially in large cities
    - Most efficient to contact : those familiar with internet and having on-line payment experience

  – The advantages of such customers selection strategy:
    - Reduces government's interference.
    - Concentrates our marketing resources to reduce marketing costs. Avoids dispersed revenue collection costs over difficult areas.
    - Reduces the time to profitability.
    - Matches the needs of the applicants with the requirement of enterprises' recruiting.

Market Environment Analysis-Competition Analysis

- **Our major competitors**
  - Job Placement market: 51Job, ChinaHR, Zhaopin, SouthernHR
  - Training market: EOL, ChinaTraining, New Oriental, BeidaOL
- **Competition analysis**

  Market size and market characteristics:
  - Both job placement and training markets have a large number of small to medium sized enterprises.
  - Current market is not mature yet. The size of the largest enterprises in this market is about $50-60 million with decentralized distribution.
  - The majority of market leaders are still in the stage of rapid development. The competition advantage is not clear between the competitors.

Market Environment Analysis
Current Market Deficiencies

Existing market problem:

The majority of competitors are still under the traditional business model (not providing on-line services). Or they entered the market through their traditional field and don't have appropriate business model.

In job placement area:

- They focus on the few well-known enterprises and ignore the needs of the large numbers of small and medium size enterprises, especially the needs of fast growing enterprises.
- They only focus on the quantity of their database when providing job placement services, and ignore the clients' actual needs. The results of this kind of service is that both enterprises and individual clients can not find the information they are looking for.
- There are clear lines between different divisions and they cannot provide the integrated services that clients need.
- They are focus on large sale groups to increase the sales and ignore the customer services and customer experience. It leads to dissatisfaction of clients. The rate of client turn- over is high and reduces operational efficiency.

In training area: Most of the enterprises are small size with single product offerings. They cannot provide high quality or integrated product to meet the market requirements.

- Most of the training companies do not have the ability to develop their own training product. They are depending on the existing training products in the market, or copy other people's products.
- There is a severe lack of high quality of vocational training products.
- End users cannot find proper products to meet their needs. They lack guidelines to help them choose products. The result is dissatisfaction.

Market Environment Analysis
Advantages of Our Strategy

Our advantages:
We will become the industry leader by providing a totally new business concept couples with superior service.

– For our enterprises clients, we will provide "one-stop" shopping. We will provide:
  - job placement,
  - compensation analysis
  - HR support
  - Management training, and
  - Continuing Education.

– For individual clients we will provide:
  - On-line information about all employers.
  - Training,
  - Continuing Education, and
  - Job Placement.

By integrating theses services, we will be able to:

- Develop multiple sources of revenue
- Provide companies with better trained and informed workers.
- Provide workers with tools to select and then succeed in their jobs, and
- Reduce costs by bundling services.

With our highly efficient operation model , we will become the industry leader.

Business Plan：Corporate Structure


TIC
North America
China
TIC Subsidiary
Chinese Company
Joint Venture
New Company
ICP company
Decheng

Business Plan- Operation Target（By product line）

Our Four product lines include:

Learning Line

- Mainly focus on the individual and provide free non- voluntary education content such as ESL.
- Income through the cooperation with strategic partners such as Answers.com, Princeton review.
- Advertising income and sponsorship income provided by sponsors of specific on-line channels.

Training Line

- Including training program for enterprises and individuals focusing on vocational and management skill training, agency sales for training related product.
- Revenue from training is mainly from off-line program in 2006. Gradually we will increase the proportion of on-line business.

Job Placement Line

- Including advanced job-hunter service, HR related consulting and job placement services.
- Revenue from placement is mainly from off-line business in 2006. We will increase the on-line business combining with providing guideline for university graduates.

International Business Line

- Introduce leading and advance international training and HR products into Chinese market.
- Look for international business cooperation and partners. Focus on providing training and placement services for North America clients who are interested in doing business in the Chinese market.
- Try to generate revenue from off-line program in 2006 and gain the market of North America clients.

Business Plan-Business Guideline for 2006's Operation

- Select enterprise clients with whom we have good personal relationships and which have high profit and high cash collections as the cut-in point.
- Focus on the off-line business which can be started quickly and generate revenue and cash inflow in the year of 2006. In order to reduce the pressure of limited cash resource, we will start our on-line business according to our cash resource.
- The high - profit product lines as a percentage in the overall product lines is over 50%.
- We will start to accumulate the database for both enterprise clients and individual clients through off-line business and our free education web site. It will provide a solid foundation for our internet on-line business which is able to collect service fees.
- Fully use our international background, actively develop the international business and international business partners, improve the company's overall business level.

Operation Road Map for 2006

- **Stage 1：New business preparation stage（Feb 2006-March 2006）**
  - Find and move into the new office location
  - Finish the registration for the new company
  - Equipment and required employees will be in position.
  - Prepare internal operation flow charts and related documents
- **Stage 2：New business developing stage (April 2006-June 2006）**
  - Concentrate on one or two projects.
  - Finish training of new employees.
  - Set up initial operational system. (including internal control)
  - Announce the opening of website for enterprises clients and free website for individual client.
- **Stage 3：Accomplish annual budget and make necessary adjustment for next 6 months（July2006-Sept2006）**
  - Evaluate the annual budget and make necessary amendments.
  - Confirm the main focus for the next 6 months and related plan for personnel requirement.
  - Focus on our product lines and try to realize more revenue in the next 6 months.
- **Stage 4：Final sprint for 2006 and preparing for next financing (Oct 2006-Dec2006）**
  - Concentrate on company's resources and increase the revenue for core business.
  - Preparing for next fund raising.

Conclusion

- Learning, training, and placement market has huge market space and growth potential.
- The related industry competition pattern has not been formed. Industry leading positions are not stable.
- Current industry leaders' concepts and operating patterns cannot satisfy client market requirements.
- We created a new integrated service concept based on an in-depth understanding of our customer's real needs. We believe we can provide a better customer experience for our clients. Together with our high efficiency operation, we can create a growing business and repeat the success of on-line leaders in the internet space.